Lincoln Financial Group®

You're In Charge®

Condensed Statistical Supplement

Fourth Quarter 2022 - As Restated

This restated condensed Fourth Quarter 2022 Statistical Supplement includes restated financial information reflecting: (i) the Company's restated audited consolidated financial statements for the years ended December 31, 2022 and December 31, 2021, as well as unaudited restated interim financial information for the quarterly periods in 2022 and 2021, as filed by the Company with the Securities and Exchange Commission on Form 10-K/A on March 30, 2023; and (ii) the Company's adoption, as of January 1, 2023, of the provisions of Accounting Standards Update No. 2018-12, "Targeted Improvements to the Accounting for Long-Duration Contracts and Related Amendments," which retroactively restated all prior periods presented in this condensed Statistical Supplement. This restated condensed Fourth Quarter 2022 Statistical Supplement replaces in its entirety the original Fourth Quarter 2022 Statistical Supplement published by the Company on February 8, 2023.

Lincoln Financial Group
Table of Contents

Notes	1
Consolidated
Consolidated Statements of Income (Loss)	2
Consolidated Balance Sheets	3
Earnings, Shares and Return on Equity	4
Key Stakeholder Metrics	5
Operating Revenues and General and Administrative Expenses by Segment	6
Select Earnings and Operational Data from Business Segments
Income (Loss) from Operations Summary	7
Life Insurance	8
Annuities	9
Group Protection	10
Retirement Plan Services	11
Other Operations	12
Account Balance Roll Forwards
Life Insurance	13
Annuities	14
Retirement Plan Services	15
Other Information
Select GAAP to Non-GAAP Reconciliations	16-18

Lincoln Financial Group
Notes

Basis of Presentation

On March 30, 2023, we filed a Form 10-K/A including restated audited consolidated financial statements for the years ended December 31, 2022 and December 31, 2021, as well as unaudited restated interim financial information for the quarterly periods in 2022 and 2021.  As disclosed in the Form 10-K/A, the restatement corrected the accounting treatment for our fourth quarter 2021 reinsurance transaction with

Resolution Life, as well as corrected previously identified errors that the Company determined to be immaterial, both individually and in the aggregate. Accordingly, we have adjusted the prior period information in this condensed Statistical Supplement as applicable.  Revised solely for the correction of the accounting treatment for the reinsurance transaction, for the fourth quarter of 2021 and full year 2022, the

Company's financial results included a one-time gain of $498 million in net income for the quarter ended December 31, 2021, rather than amortizing $25 million and $6 million of the gain that was reflected in net income during the year ended December 31, 2022 and the quarter ended December 31, 2021, respectively. As of year-end December 31, 2022 and December 31, 2021, the Company’s stockholders’ equity increased by $467 million and $492 million, respectively, and the Company’s leverage ratio as of year-end December 31, 2022 improved by approximately 80 basis points as a result of the correction of the accounting treatment.

In addition, as of January 1, 2023, we adopted the provisions of Accounting Standards Update No. 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments”
(“LDTI”) and retrospectively restated all prior periods presented in this condensed Statistical Supplement. The amended guidance was applied as of the beginning of the earliest period presented in the

Company's quarterly and annual financial statements, which resulted in a January 1, 2021 transition date.  The information in this restated condensed Statistical Supplement reflecting the impacts of the adoption of LDTI is being provided at this time voluntarily and for comparative purposes only. The following summarizes the increase (decrease) to net income (loss) and adjusted income (loss) from operations by segment (in millions) as a result of the adoption of LDTI:

					For the Twelve
	For the Three Months Ended				Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22

LDTI Impacts to Net Income (Loss)	$1,388	$612	$808	$791	$1,891	$3,599

LDTI Impacts to Adjusted Income (Loss) from Operations, After-Tax(1)
Life Insurance	$(28)	$(44)	$(5)	$(52)	$(38)	$(129)
Annuities(2)	15	35	(177)	41	55	(85)
Group Protection	(5)	(10)	(25)	(22)	(37)	(61)
Retirement Plan Services	2	2	(5)	3	13	1
Other Operations	4	4	1	1	4	9
Impacts to adjusted income (loss) from operations, after-tax(2)	$(12)	$(13)	$(211)	$(29)	$(3)	$(265)

(1) Adjusted income (loss) from operations is a non-GAAP performance measure. See definition on page 1b and reconciliation to net income on page 16.
(2) Includes $217 million impact of our third quarter 2022 annual assumption review on reserves that are now classified as MRBs under LDTI. Excluding this impact, the adoption of LDTI had a minimal impact on annual adjusted income (loss) from operations.

The following summarizes the increase (decrease) to net income (loss) and adjusted income (loss) from operations per common share - diluted as a result of the adoption of LDTI:

					For the Twelve
	For the Three Months Ended				Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22
Impacts on net income (loss) (diluted), per common share	$7.87	$3.55	$4.76	$4.64	$9.98	$20.97
Impacts on adjusted income (loss) from operations (diluted),
per common share	(0.06)	(0.07)	(1.24)	(0.17)	(0.01)	(1.55)

Page 1a

Lincoln Financial Group
Notes

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein beginning on page 16.

Adjusted Income (Loss) From Operations
Adjusted income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:
• Changes in market risk benefits (“MRBs”), including gains and losses and benefit payments (“MRB-related impacts”);
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Changes in the carrying value of mortgage loans on real estate attributable to current expected credit losses (“CECL”) (“changes in CECL reserve for mortgage loans on real estate”);
▪ Changes in the carrying value of reinsurance-related assets attributable to CECL (“changes in CECL reserve for reinsurance-related assets”);
▪ Changes in the carrying value of fixed maturity AFS securities attributable to the estimation of credit losses (“changes in the credit loss allowance for fixed maturity AFS securities”);
▪ Changes in the fair value of investments, including trading securities, equity securities, certain derivatives, and mortgage loans on real estate electing the fair value option, and of embedded derivatives within certain reinsurance arrangements, as well as sales or disposals of investments (“changes in investments and reinsurance-related embedded derivatives”);
▪ Changes in the fair value of the derivative instruments we hold to hedge GLB and GDB riders (“changes in fair value of GLB and GDB hedge instruments”);
▪ Fee income allocated to support the cost of hedging GLB and GDB riders (“GLB and GDB hedge allowance”);
▪ Changes in the fair value of the embedded derivative liabilities of our indexed annuity and indexed universal life insurance contracts (“changes in fair value of indexed product liabilities”); and
▪ Changes in the fair value of index options we hold to hedge the change in the fair value of the embedded derivative liabilities of our indexed annuity and indexed universal life insurance contracts
(“changes in fair value of indexed product hedge instruments”);
• Changes in reserves resulting from benefit ratio unlocking on variable universal life insurance products with secondary guarantees (“benefit ratio unlocking”);
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes;
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business;
• Gains (losses) on modification or early extinguishment of debt;
• Losses from the impairment of intangible assets and gains (losses) on other non-financial assets; and
• Income (loss) from discontinued operations.

Adjusted Operating Revenues
Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances,

decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of adjusted operating revenues and adjusted income (loss)

from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Page 1b

Lincoln Financial Group
Notes

Non-GAAP Performance Measures, Continued
Stockholders’ Equity, Excluding AOCI and Preferred Stock
Stockholders’ equity, excluding AOCI is stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors because it eliminates market movements that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in interest rates. Stockholders’ equity is the most directly comparable GAAP measure.

Adjusted Stockholders’ Equity

For presented periods prior to January 1, 2023, adjusted stockholders’ equity is stockholders’ equity, excluding AOCI, preferred stock and MRB-related impacts. For periods beginning on or after January 1, 2023, adjusted stockholders’ equity is stockholders’ equity, excluding AOCI, preferred stock, MRB-related impacts and GLB and GDB hedged instruments gains (losses), to align to updates made to our variable annuity hedge program effective January 1, 2023. Management believes this metric is useful to investors because it eliminates the effect of market movements that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Stockholders’ equity is the most directly comparable GAAP measure.

Book Value per Share, Excluding AOCI

Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI and preferred stock, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share, excluding AOCI, is useful to investors because it eliminates the effect of items that are unpredictable and can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.

Adjusted Book Value per Share

Adjusted book value per share is calculated by dividing stockholders’ equity, excluding AOCI, preferred stock and MRB-related impacts, by common shares outstanding. We provide adjusted book value per share to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes adjusted book value per share is useful to investors because it eliminates the effect of items that are unpredictable and can fluctuate significantly from period to period, primarily based on changes in equity markets and interest rates.  Stockholders’ equity is the most directly comparable

GAAP measure.

Adjusted Income (Loss) From Operations, Excluding AOCI and Preferred Stock ROE

Adjusted income (loss) from operations, excluding AOCI and preferred stock ROE is calculated by dividing annualized adjusted income (loss) from operations by average stockholders’ equity, excluding AOCI and preferred stock.  Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.

Adjusted Income (Loss) From Operations ROE

Adjusted income (loss) from operations ROE is calculated by dividing annualized adjusted income (loss) from operations by adjusted average stockholders’ equity.  Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.

Management believes that the non-GAAP measures discussed above allow for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business.

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.

• We exclude deferred units of LNC stock that are antidilutive from our diluted earnings per share calculation.  In addition, for any period where a net loss or adjusted loss from operations is experienced, shares used in the diluted EPS calculation represent basic shares, as the use of diluted shares would result in a lower loss per share.
• Pre-tax net margin is calculated by dividing adjusted income (loss) from operations before taxes by net revenue, which is defined as total adjusted operating revenues less interest credited.

Page 1c

Lincoln Financial Group
Notes

Definitions

Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. See adjusted income (loss) from operations ROE and adjusted income (loss) from operations, excluding AOCI and preferred stock ROE metrics on page 1c for further information on how these metrics are calculated. Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.

Statistical Supplement is Dated
This document is dated April 6, 2023, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Investor Inquiries May Be Directed To:
Albert Copersino, Vice President, Investor Relations
Email: InvestorRelations@lfg.com
Phone: 203-257-4493

Page 1d

Consolidated

Lincoln
Financial Group®
You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended				For the Twelve Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22	Change
Revenues
Insurance premiums	$1,477	$1,498	$1,548	$1,564	$5,617	$6,087	8.4%
Fee income	1,458	1,409	1,381	1,354	6,039	5,604	-7.2%
Net investment income	1,411	1,398	1,295	1,412	6,110	5,514	-9.8%
Realized gain (loss)	181	1,101	249	(692)	(867)	840	196.9%
Amortization of deferred gain on business
sold through reinsurance	11	11	10	10	39	43	10.3%
Other revenues	182	160	189	193	777	722	-7.1%
Total revenues	4,720	5,577	4,672	3,841	17,715	18,810	6.2%

Expenses
Benefits	2,156	1,954	2,149	2,220	8,503	8,479	-0.3%
Interest credited	697	710	726	744	2,929	2,877	-1.8%
Market risk benefit (gain) loss	(1,359)	477	(798)	(1,567)	(3,753)	(3,246)	13.5%
Policyholder liability remeasurement (gain) loss	41	85	2,692	(52)	(183)	2,766	NM
Commissions and other expenses	1,254	1,208	1,280	1,385	5,219	5,125	-1.8%
Interest and debt expense	66	68	71	77	270	283	4.8%
Spark program expense	31	43	44	49	87	167	92.0%
Impairment of intangibles	-	-	634	-	-	634	NM
Total expenses	2,886	4,545	6,798	2,856	13,072	17,085	30.7%
Income (loss) before taxes	1,834	1,032	(2,126)	985	4,643	1,725	-62.8%
Federal income tax expense (benefit)	354	192	(351)	173	865	367	-57.6%
Net income (loss)	1,480	840	(1,775)	812	3,778	1,358	-64.1%
Adjustment for deferred units of LNC stock
in our deferred compensation plans	(1)	(7)	(1)	(5)	8	(13)	NM
Net income (loss) available to common
stockholders – diluted	$1,479	$833	$(1,776)	$807	$3,786	$1,345	-64.5%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$8.39	$4.83	$(10.47)	$4.73	$19.96	$7.78	-61.0%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowance for credit losses:
Corporate bonds	$98,120	$90,561	$83,158	$77,446	$79,023	-19.5%
U.S. government bonds	433	418	415	384	379	-12.5%
State and municipal bonds	6,621	6,001	5,523	5,089	5,070	-23.4%
Foreign government bonds	432	383	348	338	318	-26.4%
Residential mortgage-backed securities	2,525	2,338	2,181	2,048	2,009	-20.4%
Commercial mortgage-backed securities	1,599	1,592	1,557	1,549	1,674	4.7%
Asset-backed securities	8,512	8,929	9,711	10,347	10,904	28.1%
Hybrid and redeemable preferred securities	469	441	423	371	359	-23.5%
Total fixed maturity AFS securities, net of allowance for credit losses	118,711	110,663	103,316	97,572	99,736	-16.0%
Trading securities	4,460	4,364	3,803	3,580	3,498	-21.6%
Equity securities	375	399	412	427	427	13.9%
Mortgage loans on real estate, net of allowance for credit losses	17,991	17,892	17,922	18,066	18,301	1.7%
Policy loans	2,364	2,339	2,368	2,347	2,359	-0.2%
Derivative investments	5,697	4,574	3,167	3,456	3,594	-36.9%
Other investments	4,288	4,121	4,078	3,812	3,739	-12.8%
Total investments	153,886	144,352	135,066	129,260	131,654	-14.4%
Cash and invested cash	2,612	1,960	1,567	1,472	3,343	28.0%
Deferred acquisition costs, value of business acquired and deferred sales inducements	11,896	11,965	12,050	12,140	12,235	2.8%
Reinsurance recoverables, net of allowance for credit losses	22,386	21,158	19,874	19,460	19,443	-13.1%
Market risk benefit assets	1,888	2,291	2,205	2,428	2,807	48.7%
Accrued investment income	1,189	1,247	1,226	1,283	1,253	5.4%
Goodwill	1,778	1,778	1,778	1,144	1,144	-35.7%
Other assets	16,532	16,493	16,708	18,435	18,802	13.7%
Separate account assets	182,583	168,879	145,791	137,295	143,536	-21.4%
Total assets	$394,750	$370,123	$336,265	$322,917	$334,217	-15.3%

Page 3a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Policyholder account balances	$110,227	$110,606	$110,202	$111,732	$114,435	3.8%
Future contract benefits	41,425	38,887	36,453	38,087	38,826	-6.3%
Market risk benefit liabilities	4,399	3,312	3,195	2,756	2,078	-52.8%
Deferred front-end loads	4,225	4,416	4,623	4,834	5,052	19.6%
Payables for collateral on investments	8,946	8,927	7,524	6,865	6,712	-25.0%
Short-term debt	300	-	-	500	500	66.7%
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 5 for details)	867	867	867	867	867	0.0%
Financial	5,458	5,694	5,631	5,092	5,088	-6.8%
Other liabilities	16,405	14,280	12,648	12,106	12,021	-26.7%
Separate account liabilities	182,583	168,879	145,791	137,295	143,536	-21.4%
Total liabilities	374,835	355,868	326,934	320,134	329,115	-12.2%

Stockholders’ Equity
Preferred stock	-	-	-	-	986	NM
Common stock	4,735	4,586	4,546	4,534	4,544	-4.0%
Retained earnings	5,196	6,354	7,065	5,189	5,924	14.0%
Accumulated other comprehensive income (loss):
Unrealized investment gain (loss)	9,531	2,033	(4,623)	(9,677)	(8,528)	NM
Market risk benefit gain (loss)	1,951	1,971	2,325	2,175	1,741	-10.8%
Policyholder liability remeasurement gain (loss)	(1,265)	(454)	257	806	747	159.1%
Foreign currency translation adjustment	(14)	(19)	(33)	(47)	(34)	NM
Funded status of employee benefit plans	(219)	(216)	(206)	(197)	(278)	-26.9%
Total accumulated other comprehensive income (loss)	9,984	3,315	(2,280)	(6,940)	(6,352)	NM
Total stockholders’ equity	19,915	14,255	9,331	2,783	5,102	-74.4%
Total liabilities and stockholders’ equity	$394,750	$370,123	$336,265	$322,917	$334,217	-15.3%

Page 3b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended				As of or For the Twelve Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22	Change
Income (Loss)
Net income (loss)	$1,480	$840	$(1,775)	$812	$3,778	$1,358	-64.1%
Pre-tax adjusted income (loss) from operations	307	441	(2,513)	127	1,805	(1,638)	NM
After-tax adjusted income (loss) from operations (1)	274	374	(1,949)	134	1,537	(1,167)	NM
Adjusted operating tax rate	10.7%	15.3%	22.5%	-5.5%	14.8%	28.8%

ROE
Net income (loss) ROE	34.7%	28.5%	NM	82.3%	19.6%	14.0%
Adjusted income (loss) from operations, excluding
AOCI and preferred stock ROE	10.5%	13.3%	-73.1%	5.3%	18.2%	-11.0%
Adjusted income (loss) from operations ROE	8.4%	11.0%	-60.7%	4.7%	11.8%	-9.2%

Per Common Share
Net income (loss) (diluted)	$8.39	$4.83	$(10.47)	$4.73	$19.96	$7.78	-61.0%
Adjusted income (loss) from operations (diluted) (2)	1.55	2.13	(11.49)	0.76	8.13	(6.90)	NM
Dividends declared during the period	0.45	0.45	0.45	0.45	1.71	1.80	5.3%

Book Value Per Common Share
Book value per share	$82.93	$54.81	$16.45	$24.32	$112.39	$24.32	-78.4%
Book value per share, excluding AOCI (3)	63.64	68.21	57.46	61.86	56.05	61.86	10.4%
Adjusted book value per share (3)	75.77	82.78	68.53	65.72	73.81	65.72	-11.0%

Common Shares
Repurchased during the period	5.8	1.8	1.0	-	16.2	8.7	-46.3%
End-of-period – basic	171.9	170.2	169.2	169.2	177.2	169.2	-4.5%
Average for the period – basic	174.2	171.1	169.7	169.2	187.4	171.0	-8.8%
End-of-period – diluted	173.8	171.6	170.7	170.5	179.8	170.5	-5.2%
Average for the period – diluted	176.4	172.7	171.1	170.6	189.1	172.7	-8.7%

(1) See reconciliation to net income (loss) on page 16.
(2) See reconciliation to earnings (loss) per common share - diluted on page 17.
(3) See reconciliation to stockholders’ equity and book value per common share on page 18.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended				For the Twelve Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22	Change
Cash Returned to Common Stockholders
Shares repurchased	$400	$100	$50	$-	$1,105	$550	-50.2%
Common dividends	80	77	77	76	319	310	-2.8%
Total cash returned to common stockholders	$480	$177	$127	$76	$1,424	$860	-39.6%

Leverage Ratio
Short-term debt	$-	$-	$500	$500
Long-term debt	6,561	6,498	5,959	5,955
Total debt (1)	6,561	6,498	6,459	6,455
Preferred stock	-	-	-	986
Total debt and preferred stock	6,561	6,498	6,459	7,441
Less:
Operating debt (2)	867	867	867	867
Pre-funding of upcoming debt maturities	300	300	300	500
25% of capital securities and subordinated notes	302	302	302	302
50% of preferred stock	-	-	-	493
Carrying value of fair value hedges and other items	273	209	169	164
Total numerator	$4,819	$4,820	$4,821	$5,115

Adjusted stockholders’ equity (3)	$13,025	$14,094	$11,595	$11,120
Add:
25% of capital securities and subordinated notes	302	302	302	302
50% of preferred stock	-	-	-	493
Total numerator	4,819	4,820	4,821	5,115
Total denominator	$18,146	$19,216	$16,718	$17,030

Leverage ratio	26.6%	25.1%	28.8%	30.0%

Holding Company Available Liquidity	$755	$756	$756	$960

(1) Excludes obligations under finance leases and certain financing arrangements of $664 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.
(3) Our leverage ratio has been revised to reflect adjusted stockholders’ equity instead of stockholders’ equity, as adjusted stockholders’ equity more closely aligns with the metric used to calculate compliance with financial covenants in certain of our debt arrangements. See reconciliation to stockholders’ equity on page 18.

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses by Segment
Unaudited (millions of dollars)

	For the Three Months Ended				For the Twelve Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22	Change
Operating Revenues
Life Insurance	$1,729	$1,705	$1,623	$1,688	$7,387	$6,747	-8.7%
Annuities	1,147	1,097	1,113	1,125	4,691	4,482	-4.5%
Group Protection	1,303	1,323	1,333	1,346	4,995	5,303	6.2%
Retirement Plan Services	318	315	316	325	1,322	1,274	-3.6%
Other Operations	40	34	36	47	181	157	-13.3%
Total segment operating revenues	$4,537	$4,474	$4,421	$4,531	$18,576	$17,963	-3.3%

General and Administrative Expenses,
Net of Amounts Capitalized
Life Insurance	$117	$115	$132	$123	$503	$488	-3.0%
Annuities	112	108	118	110	477	448	-6.1%
Group Protection	165	166	182	173	659	686	4.1%
Retirement Plan Services	69	69	75	75	293	288	-1.7%
Other Operations	48	48	70	212	285	377	32.3%
Total	$511	$506	$577	$693	$2,217	$2,287	3.2%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Life Insurance	6.8%	6.8%	8.2%	7.3%	6.8%	7.2%
Annuities	9.8%	9.9%	10.6%	9.8%	10.2%	10.0%
Group Protection	12.7%	12.5%	13.7%	12.9%	13.2%	12.9%
Retirement Plan Services	21.8%	21.9%	23.7%	23.2%	22.1%	22.6%
Other Operations	115.7%	140.2%	193.6%	457.7%	157.9%	239.6%
Total	11.3%	11.3%	13.1%	15.3%	11.9%	12.7%

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Income (Loss) from Operations Summary
Unaudited (millions of dollars)

	For the Three Months Ended				For the Twelve Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22	Change
Income (Loss) from Operations, Pre-Tax
Life Insurance	$21	$74	$(2,758)	$(18)	$597	$(2,681)	NM
Annuities	371	343	313	319	1,592	1,346	-15.5%
Group Protection	(58)	62	15	33	(208)	52	125.0%
Retirement Plan Services	67	66	53	61	300	247	-17.7%
Other Operations	(94)	(104)	(136)	(268)	(476)	(602)	-26.5%
Adjusted income (loss) from operations, before
income taxes	$307	$441	$(2,513)	$127	$1,805	$(1,638)	NM

Income (Loss) from Operations, After-Tax
Life Insurance	$23	$63	$(2,171)	$(9)	$487	$(2,094)	NM
Annuities	317	294	275	275	1,337	1,161	-13.2%
Group Protection	(46)	49	12	26	(164)	41	125.0%
Retirement Plan Services	58	55	47	52	248	211	-14.9%
Other Operations	(78)	(87)	(112)	(210)	(371)	(486)	-31.0%
Adjusted income (loss) from operations, after income
taxes	$274	$374	$(1,949)	$134	$1,537	$(1,167)	NM

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended				As of or For the Twelve Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$277	$283	$289	$297	$1,033	$1,146	10.9%
Fee income	761	754	745	735	3,121	2,996	-4.0%
Net investment income	688	664	585	650	3,207	2,587	-19.3%
Operating realized gain (loss)	(2)	(2)	(2)	(2)	(7)	(7)	0.0%
Amortization of deferred gain on
business sold through reinsurance	4	4	4	4	12	17	41.7%
Other revenues	1	2	2	4	21	8	-61.9%
Total operating revenues	1,729	1,705	1,623	1,688	7,387	6,747	-8.7%
Operating expenses:
Benefits	1,025	926	1,041	1,079	4,136	4,071	-1.6%
Interest credited	325	329	329	325	1,457	1,310	-10.1%
Policyholder liability remeasurement (gain) loss	62	85	2,708	(2)	(17)	2,854	NM
Commissions incurred	156	176	177	189	639	698	9.2%
Other expenses incurred	202	199	208	210	840	818	-2.6%
Amounts capitalized	(182)	(204)	(202)	(217)	(745)	(805)	-8.1%
Amortization	120	120	120	122	480	482	0.4%
Total operating expenses	1,708	1,631	4,381	1,706	6,790	9,428	38.9%
Income (loss) from operations before taxes	21	74	(2,758)	(18)	597	(2,681)	NM
Federal income tax expense (benefit)	(2)	11	(587)	(9)	110	(587)	NM
Income (loss) from operations	$23	$63	$(2,171)	$(9)	$487	$(2,094)	NM

Effective Federal Income Tax Rate	-8.7%	14.7%	21.3%	52.0%	18.3%	21.9%

Average Account Balances, Net of Reinsurance	$51,203	$49,316	$47,663	$47,963	$58,046	$49,070	-15.5%

In-Force Face Amount
UL and other	$361,490	$361,565	$362,098	$363,884	$362,106	$363,884	0.5%
Term insurance	635,123	663,140	689,101	707,747	611,854	707,747	15.7%
Total in-force face amount	$996,613	$1,024,705	$1,051,199	$1,071,631	$973,960	$1,071,631	10.0%

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended				As of or For the Twelve Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$30	$25	$57	$52	$116	$165	42.2%
Fee income (1)	628	591	574	556	2,622	2,347	-10.5%
Net investment income	359	367	348	389	1,400	1,463	4.5%
Amortization of deferred gain on
business sold through reinsurance	6	6	6	6	26	25	-3.8%
Other revenues	124	108	128	122	527	482	-8.5%
Total operating revenues	1,147	1,097	1,113	1,125	4,691	4,482	-4.5%
Operating expenses:
Benefits	52	48	79	72	203	251	23.6%
Interest credited	207	215	224	248	809	894	10.5%
Policyholder liability remeasurement (gain) loss	1	1	1	-	(3)	2	166.7%
Commissions incurred	269	254	254	240	1,138	1,018	-10.5%
Other expenses incurred	259	239	251	242	1,064	991	-6.9%
Amounts capitalized	(118)	(110)	(117)	(103)	(515)	(449)	12.8%
Amortization	106	107	108	107	403	429	6.5%
Total operating expenses	776	754	800	806	3,099	3,136	1.2%
Income (loss) from operations before taxes	371	343	313	319	1,592	1,346	-15.5%
Federal income tax expense (benefit)	54	49	38	44	255	185	-27.5%
Income (loss) from operations	$317	$294	$275	$275	$1,337	$1,161	-13.2%

Effective Federal Income Tax Rate	14.3%	14.2%	12.3%	13.7%	16.0%	13.7%

Return on Average Account Balances	79	79	76	77	81	78	(3)

Income (Loss) from Operations
Variable annuity	279	264	256	238	1,186	1,037	-12.6%
Fixed annuity	38	30	19	37	151	124	-17.9%
Account Balances, Net of Reinsurance – End-of-Period
Variable account balances without GLBs	$66,538	$59,128	$57,720	$61,872	$69,572	$61,872	-11.1%
Variable account balances with GLBs	78,837	68,468	64,057	65,877	86,234	65,877	-23.6%
Fixed account balances	14,557	14,469	14,810	14,989	14,692	14,989	2.0%
Total account balances	159,932	142,065	136,587	142,738	170,498	142,738
Percent variable account balances with GLBs	49.3%	48.2%	46.9%	46.2%	50.6%	46.2%

(1) Presented net of GLB and GDB hedge allowance (see after-tax hedge allowance amounts on page 16).

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended				As of or For the Twelve Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,169	$1,187	$1,200	$1,213	$4,450	$4,768	7.1%
Net investment income	85	86	83	81	365	333	-8.8%
Other revenues	49	50	50	52	180	202	12.2%
Total operating revenues	1,303	1,323	1,333	1,346	4,995	5,303	6.2%
Operating expenses:
Benefits	1,060	952	994	1,030	4,069	4,034	-0.9%
Interest credited	1	2	1	1	6	5	-16.7%
Policyholder liability remeasurement (gain) loss	(22)	(11)	(22)	(48)	(163)	(103)	36.8%
Commissions incurred	94	96	101	103	361	394	9.1%
Other expenses incurred	217	214	235	223	850	889	4.6%
Amounts capitalized	(21)	(24)	(23)	(29)	(91)	(99)	-8.8%
Amortization	32	32	32	33	171	131	-23.4%
Total operating expenses	1,361	1,261	1,318	1,313	5,203	5,251	0.9%
Income (loss) from operations before taxes	(58)	62	15	33	(208)	52	125.0%
Federal income tax expense (benefit)	(12)	13	3	7	(44)	11	125.0%
Income (loss) from operations	$(46)	$49	$12	$26	$(164)	$41	125.0%

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%

Loss Ratios by Product Line
Life	91.1%	80.6%	71.8%	74.8%	98.6%	79.5%
Disability	88.8%	78.7%	87.7%	85.7%	82.0%	85.2%
Dental	71.1%	76.9%	72.0%	74.0%	76.3%	73.5%
Total	88.9%	79.3%	81.0%	81.1%	87.9%	82.5%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended				As of or For the Twelve Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$70	$65	$64	$63	$296	$261	-11.8%
Net investment income	238	241	244	253	990	976	-1.4%
Other revenues	10	9	8	9	36	37	2.8%
Total operating revenues	318	315	316	325	1,322	1,274	-3.6%
Operating expenses:
Interest credited	152	155	161	161	616	629	2.1%
Commissions incurred	20	18	20	21	84	79	-6.0%
Other expenses incurred	79	75	83	83	325	321	-1.2%
Amounts capitalized	(5)	(5)	(6)	(5)	(22)	(20)	9.1%
Amortization	5	6	5	4	19	18	-5.3%
Total operating expenses	251	249	263	264	1,022	1,027	0.5%
Income (loss) from operations before taxes	67	66	53	61	300	247	-17.7%
Federal income tax expense (benefit)	9	11	6	9	52	36	-30.8%
Income (loss) from operations	$58	$55	$47	$52	$248	$211	-14.9%

Effective Federal Income Tax Rate	14.0%	15.6%	12.3%	15.0%	17.4%	14.3%

Return on Average Account Balances	24	24	21	24	26	23	(3)

Pre-tax Net Margin	40.4%	41.1%	34.2%	37.1%	42.5%	38.2%

Net Flows by Market
Small Market	$(116)	$80	$157	$174	$133	$295	121.8%
Mid - Large Market	1,331	1,073	899	298	1,573	3,601	128.9%
Multi-Fund® and Other	(288)	(240)	(251)	(421)	(1,467)	(1,200)	18.2%

Net Flows – Trailing Twelve Months	$931	$1,394	$2,199	$2,696	$239	$2,696	NM

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended				For the Twelve Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22	Change
Other Operations
Operating revenues:
Insurance premiums	$1	$3	$2	$2	$19	$8	-57.9%
Net investment income	41	40	35	39	148	155	4.7%
Other revenues	(2)	(9)	(1)	6	14	(6)	NM
Total operating revenues	40	34	36	47	181	157	-13.3%
Operating expenses:
Benefits	12	14	20	19	76	64	-15.8%
Interest credited	12	9	9	8	42	39	-7.1%
Policyholder liability remeasurement (gain) loss	1	2	-	2	1	3	200.0%
Commissions and other expenses	12	2	28	160	189	203	7.4%
Interest and debt expense	66	68	71	77	262	283	8.0%
Spark program expense	31	43	44	49	87	167	92.0%
Total operating expenses	134	138	172	315	657	759	15.5%
Income (loss) from operations before taxes	(94)	(104)	(136)	(268)	(476)	(602)	-26.5%
Federal income tax expense (benefit)	(16)	(17)	(24)	(58)	(105)	(116)	-10.5%
Income (loss) from operations	$(78)	$(87)	$(112)	$(210)	$(371)	$(486)	-31.0%

Account Balance Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Life Insurance – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended				For the Twelve Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22	Change
General Account
Balance as of beginning-of-period	$38,200	$38,005	$37,791	$37,691	$38,185	$38,200	0.0%
Gross deposits	913	935	963	1,105	3,942	3,916	-0.7%
Withdrawals and deaths	(331)	(300)	(284)	(328)	(1,210)	(1,244)	-2.8%
Net flows	582	635	679	777	2,732	2,672	-2.2%
Transfers between general and separate accounts	(6)	34	(12)	(14)	117	2
Policyholder assessments	(1,113)	(1,121)	(1,123)	(1,138)	(4,457)	(4,496)	-0.9%
Reinvested interest credited	405	348	341	344	1,604	1,439	-10.3%
Change in fair value of embedded derivative	(63)	(110)	15	34	19	(123)
Balance as of end-of-period, gross	38,005	37,791	37,691	37,694	38,200	37,694	-1.3%
Account balances reinsured	(5,572)	(5,584)	(5,575)	(5,558)	(5,583)	(5,558)	0.4%
Balance as of end-of-period, net	$32,433	$32,207	$32,116	$32,136	$32,617	$32,136	-1.5%

Separate Account
Balance as of beginning-of-period	$24,785	$23,376	$20,327	$19,382	$20,952	$24,785	18.3%
Gross deposits	438	524	443	495	1,786	1,900	6.4%
Withdrawals and deaths	(109)	(96)	(120)	(128)	(441)	(454)	-2.9%
Net flows	329	428	323	367	1,345	1,446	7.5%
Transfers between general and separate accounts	7	(34)	12	14	(117)	(2)
Policyholder assessments	(225)	(233)	(236)	(244)	(865)	(938)	-8.4%
Change in market value and reinvestment	(1,520)	(3,210)	(1,044)	1,401	3,470	(4,371)	NM
Balance as of end-of-period, gross	23,376	20,327	19,382	20,920	24,785	20,920	-15.6%
Account balances reinsured	(5,215)	(4,498)	(4,209)	(4,421)	(5,593)	(4,421)	21.0%
Balance as of end-of-period, net	$18,161	$15,829	$15,173	$16,499	$19,192	$16,499	-14.0%

Total
Balance as of beginning-of-period	$62,985	$61,381	$58,118	$57,073	$59,137	$62,985	6.5%
Gross deposits	1,351	1,459	1,406	1,600	5,728	5,816	1.5%
Withdrawals and deaths	(440)	(396)	(404)	(456)	(1,651)	(1,698)	-2.8%
Net flows	911	1,063	1,002	1,144	4,077	4,118	1.0%
Policyholder assessments	(1,338)	(1,354)	(1,359)	(1,382)	(5,322)	(5,434)	-2.1%
Change in market value and reinvestment	(1,115)	(2,862)	(703)	1,745	5,074	(2,932)	NM
Change in fair value of embedded derivative	(63)	(110)	15	34	19	(123)	NM
Balance as of end-of-period, gross	61,381	58,118	57,073	58,614	62,985	58,614	-6.9%
Account balances reinsured	(10,787)	(10,082)	(9,784)	(9,979)	(11,176)	(9,979)	10.7%
Balance as of end-of-period, net	$50,594	$48,036	$47,289	$48,635	$51,809	$48,635	-6.1%

Lincoln Financial Group
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended				For the Twelve Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22	Change
Fixed Annuities
Balance as of beginning-of-period	$22,552	$22,307	$22,099	$22,670	$23,168	$22,552	-2.7%
Gross deposits	373	523	1,137	1,252	1,023	3,284	221.0%
Full surrenders and deaths	(420)	(457)	(489)	(547)	(1,879)	(1,913)	-1.8%
Other contract benefits	(143)	(144)	(134)	(181)	(502)	(601)	-19.7%
Net flows	(190)	(78)	514	524	(1,358)	770	156.7%
Policyholder assessments	(15)	(13)	(10)	(12)	(84)	(51)	39.3%
Reinvested interest credited	124	131	134	143	508	532	4.7%
Change in fair value of embedded derivative	(164)	(248)	(67)	40	318	(438)	NM
Balance as of end-of-period, gross	22,307	22,099	22,670	23,365	22,552	23,365	3.6%
Account balances reinsured	(7,750)	(7,630)	(7,860)	(8,376)	(7,860)	(8,376)	-6.6%
Balance as of end-of-period, net	$14,557	$14,469	$14,810	$14,989	$14,692	$14,989	2.0%

Variable Annuities
Balance as of beginning-of-period	$155,813	$145,382	$127,604	$121,785	$140,266	$155,813	11.1%
Gross deposits	2,331	2,178	2,095	1,946	10,716	8,548	-20.2%
Full surrenders and deaths	(1,567)	(1,366)	(1,302)	(1,210)	(7,505)	(5,444)	27.5%
Other contract benefits	(1,099)	(1,019)	(985)	(1,108)	(4,304)	(4,211)	2.2%
Net flows	(335)	(207)	(192)	(372)	(1,093)	(1,107)	-1.3%
Policyholder assessments	(692)	(655)	(638)	(619)	(2,838)	(2,605)	8.2%
Change in market value and reinvestment	(9,007)	(14,974)	(4,651)	5,804	17,281	(22,826)	NM
Change in fair value of embedded derivative	(397)	(1,942)	(338)	1,159	2,197	(1,518)	NM
Balance as of end-of-period, gross	145,382	127,604	121,785	127,757	155,813	127,757	-18.0%
Account balances reinsured	(7)	(8)	(8)	(8)	(7)	(8)	-14.3%
Balance as of end-of-period, net	$145,375	$127,596	$121,777	$127,749	$155,806	$127,749	-18.0%

Total
Balance as of beginning-of-period	$178,365	$167,689	$149,703	$144,455	$163,434	$178,365	9.1%
Gross deposits	2,704	2,701	3,232	3,198	11,739	11,832	0.8%
Full surrenders and deaths	(1,987)	(1,823)	(1,791)	(1,757)	(9,384)	(7,357)	21.6%
Other contract benefits	(1,242)	(1,163)	(1,119)	(1,289)	(4,806)	(4,812)	-0.1%
Net flows	(525)	(285)	322	152	(2,451)	(337)	86.3%
Policyholder assessments	(707)	(668)	(648)	(631)	(2,922)	(2,656)	9.1%
Change in market value and reinvestment	(8,883)	(14,843)	(4,517)	5,947	17,789	(22,294)	NM
Change in fair value of embedded derivative	(561)	(2,190)	(405)	1,199	2,515	(1,956)	NM
Balance as of end-of-period, gross	167,689	149,703	144,455	151,122	178,365	151,122	-15.3%
Account balances reinsured	(7,757)	(7,638)	(7,868)	(8,384)	(7,867)	(8,384)	-6.6%
Balance as of end-of-period, net	$159,932	$142,065	$136,587	$142,738	$170,498	$142,738	-16.3%

Lincoln Financial Group
Retirement Plan Services – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended				For the Twelve Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22	Change
General Account
Balance as of beginning-of-period	$23,579	$23,958	$24,917	$25,276	$22,916	$23,579	2.9%
Gross deposits	842	1,389	994	787	3,121	4,012	28.5%
Withdrawals	(844)	(743)	(873)	(1,119)	(3,474)	(3,579)	-3.0%
Net flows	(2)	646	121	(332)	(353)	433	222.7%
Transfers between fixed and variable accounts	234	161	79	36	414	510	23.2%
Policyholder assessments	(3)	(3)	(3)	(3)	(14)	(13)	7.1%
Reinvested interest credited	150	155	162	161	616	629	2.1%
Balance as of end-of-period	$23,958	$24,917	$25,276	$25,138	$23,579	$25,138	6.6%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$75,465	$71,376	$61,782	$59,064	$65,381	$75,465	15.4%
Gross deposits	2,795	1,811	2,097	2,186	8,514	8,890	4.4%
Withdrawals	(1,866)	(1,544)	(1,413)	(1,803)	(7,922)	(6,627)	16.3%
Net flows	929	267	684	383	592	2,263	282.3%
Transfers between fixed and variable accounts	(231)	(166)	(42)	(55)	(417)	(493)	-18.2%
Policyholder assessments	(64)	(60)	(57)	(57)	(260)	(238)	8.5%
Change in market value and reinvestment	(4,723)	(9,635)	(3,303)	4,257	10,169	(13,405)	NM
Balance as of end-of-period	$71,376	$61,782	$59,064	$63,592	$75,465	$63,592	-15.7%

Total
Balance as of beginning-of-period	$99,044	$95,334	$86,699	$84,340	$88,297	$99,044	12.2%
Gross deposits	3,637	3,200	3,091	2,973	11,635	12,902	10.9%
Withdrawals	(2,710)	(2,287)	(2,286)	(2,922)	(11,396)	(10,206)	10.4%
Net flows	927	913	805	51	239	2,696	NM
Transfers between fixed and variable accounts	3	(5)	37	(19)	(3)	17	NM
Policyholder assessments	(67)	(63)	(60)	(60)	(274)	(251)	8.4%
Change in market value and reinvestment	(4,573)	(9,480)	(3,141)	4,418	10,785	(12,776)	NM
Balance as of end-of-period	$95,334	$86,699	$84,340	$88,730	$99,044	$88,730	-10.4%

GAAP to Non-GAAP

Reconciliations

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended				For the Twelve Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22	Change
Net Income
Net income (loss)	$1,480	$840	$(1,775)	$812	$3,778	$1,358	-64.1%
Less:
MRB-related impacts, after-tax	1,062	(399)	612	1,219	2,938	2,495	-15.1%
Excluded realized gain (loss), after-tax:
Changes in CECL reserve for mortgage loans on real estate	14	(3)	(7)	(6)	88	(2)	NM
Changes in CECL reserve for reinsurance-related assets	(1)	3	(93)	2	5	(89)	NM
Changes in the credit loss allowance for fixed maturity AFS securities	(1)	(3)	(4)	(4)	(7)	(12)	-71.4%
Changes in investments and reinsurance-related embedded derivatives	(12)	(17)	20	10	574	1	-99.8%
Changes in fair value of GLB and GDB hedge instruments	(103)	716	154	(659)	(1,986)	108	105.4%
GLB and GDB hedge allowance	161	152	148	143	629	604	-4.0%
Changes in fair value of indexed product liabilities	396	1,749	301	(949)	(2,092)	1,498	171.6%
Changes in fair value of indexed product hedge instruments	(310)	(1,726)	(321)	918	2,109	(1,439)	NM
Total excluded realized gain (loss), after-tax	144	871	198	(545)	(680)	669	198.4%
Benefit ratio unlocking, after-tax	-	(6)	(2)	4	-	(5)	NM
Impairment of intangibles	-	-	(634)	-	-	(634)	NM
Transaction and integration costs related to mergers, acquisitions and
divestitures, after-tax	-	-	-	-	(11)	-	100.0%
Gain (loss) on modification or early extinguishment of debt, after-tax	-	-	-	-	(6)	-	100.0%
Total adjustments	1,206	466	174	678	2,241	2,525
Adjusted income (loss) from operations	$274	$374	$(1,949)	$134	$1,537	$(1,167)	NM

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended				For the Twelve Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22	Change
Revenues
Total revenues	$4,720	$5,577	$4,672	$3,841	$17,715	$18,810	6.2%
Less: Excluded realized gain (loss), pre-tax	183	1,103	251	(690)	(861)	847	198.4%
Adjusted operating revenues	$4,537	$4,474	$4,421	$4,531	$18,576	$17,963	-3.3%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$8.39	$4.83	$(10.47)	$4.73	$19.96	$7.78	-61.0%
Less:
MRB-related impacts, after-tax	6.02	(2.30)	3.60	7.14	15.52	14.45	-6.9%
Excluded realized gain (loss), after-tax	0.82	5.04	1.17	(3.19)	(3.60)	3.87	207.5%
Benefit ratio unlocking, after-tax	-	(0.04)	(0.02)	0.02	-	(0.04)	NM
Impairment of intangibles	-	-	(3.73)	-	-	(3.67)	NM
Transaction and integration costs related to							NM
mergers, acquisitions and divestitures, after-tax	-	-	-	-	(0.06)	-	100.0%
Gain (loss) on modification or early extinguishment
of debt, after-tax	-	-	-	-	(0.03)	-	100.0%
Other adjustments(1)	-	-	-	-	-	0.07	NM
Adjusted income (loss) from operations	$1.55	$2.13	$(11.49)	$0.76	$8.13	$(6.90)	NM

(1) In periods where a net loss or adjusted loss from operations is presented, basic shares are used in the diluted EPS and adjusted diluted EPS calculations, as the use of diluted shares would result in a lower loss per share. Due to reporting adjusted loss from operations per common share on a different share basis than net income per common share, we have included an adjustment to reconcile the two metrics.

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended				For the Twelve Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	12/31/21	12/31/22	Change
Stockholders’ Equity, End-of-Period
Stockholders’ equity	$14,255	$9,331	$2,783	$5,102	$19,915	$5,102	-74.4%
Less:
Preferred stock	-	-	-	986	-	986	NM
AOCI	3,315	(2,280)	(6,940)	(6,352)	9,984	(6,352)	NM
Stockholders’ equity, excluding AOCI and preferred stock	10,940	11,611	9,723	10,468	9,931	10,468	5.4%
MRB-related impacts	(2,085)	(2,483)	(1,872)	(652)	(3,147)	(652)	79.3%
GLB and GDB hedged instruments gains (losses)(1)	N/A	N/A	N/A	N/A	N/A	N/A
Adjusted stockholders' equity	$13,025	$14,094	$11,595	$11,120	$13,078	$11,120	-15.0%

Stockholders’ Equity, Average
Stockholders' equity	$17,085	$11,793	$6,057	$3,943	$19,241	$9,719	-49.5%
Less:
Preferred stock	-	-	-	493	-	123	NM
AOCI	6,650	518	(4,610)	(6,646)	10,809	(1,022)	NM
Stockholders’ equity, excluding AOCI and preferred stock	10,435	11,275	10,667	10,096	8,432	10,618	25.9%
MRB-related impacts	(2,616)	(2,284)	(2,177)	(1,262)	(4,617)	(2,085)	54.8%
GLB and GDB hedged instruments gains (losses)(1)	N/A	N/A	N/A	N/A	N/A	N/A
Adjusted average stockholders' equity	$13,051	$13,559	$12,844	$11,358	$13,049	$12,703	-2.7%

Book Value Per Common Share
Book value per share	$82.93	$54.81	$16.45	$24.32	$112.39	$24.32	-78.4%
Less:
AOCI	19.29	(13.40)	(41.01)	(37.54)	56.34	(37.54)	NM
Book value per share, excluding AOCI	63.64	68.21	57.46	61.86	56.05	61.86	NM
Less:
MRB-related gains (losses)	(12.13)	(14.57)	(11.07)	(3.86)	(17.76)	(3.86)	78.3%
GLB and GDB hedged instruments gains (losses)(1)	N/A	N/A	N/A	N/A	N/A	N/A
Adjusted book value per share	$75.77	$82.78	$68.53	$65.72	$73.81	$65.72	-11.0%

(1) For periods beginning on or after January 1, 2023, gains (losses) on our GLB and GDB hedged instruments will be excluded from adjusted stockholders' equity to align to the updated hedge program.